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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65977, 333-65979, 333-65983, 333-65985,
333-69253, 333-80953, 333-80955, 333-80957, 333-80951, 333-80959) and on Form
S-3 (No. 333-88573) of Conoco Inc. of our report dated February 19, 2001 relating to the financial statements, which appears in this Current Report on Form 8-K.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 21, 2001